                                        EXHIBIT A

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                               Funds                                    Effective Date
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
FIRST TRUST PREFERRED SECURITIES AND INCOME ETF                        FEBRUARY 1, 2013
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FIRST TRUST MANAGED MUNICIPAL ETF                                       APRIL 3, 2014
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FIRST TRUST LONG/SHORT EQUITY ETF                                      AUGUST 26, 2014
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FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF                   OCTOBER 20, 2014
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FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF                              FEBRUARY 2, 2016
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FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF                        FEBRUARY 2, 2016
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FIRST TRUST RIVERFRONT DYNAMIC EMERGING MARKETS ETF                    FEBRUARY 2, 2016
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FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF             FEBRUARY 2, 2016
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FIRST TRUST HORIZON MANAGED VOLATILITY DOMESTIC ETF                    AUGUST 22, 2016
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FIRST TRUST HORIZON MANAGED VOLATILITY DEVELOPED INTERNATIONAL ETF     AUGUST 22, 2016
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FIRST TRUST CALIFORNIA MUNICIPAL HIGH INCOME ETF                        JUNE 16, 2017
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FIRST TRUST INSTITUTIONAL PREFERRED SECURITIES AND INCOME ETF          AUGUST 14, 2017
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FIRST TRUST MUNICIPAL HIGH INCOME ETF                                  OCTOBER 26, 2017
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FIRST TRUST SHORT DURATION MANAGED MUNICIPAL ETF                       NOVEMBER 1, 2018
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FIRST TRUST ULTRA SHORT DURATION MUNICIPAL ETF                         NOVEMBER 1, 2018
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FIRST TRUST MERGER ARBITRAGE ETF                                       FEBRUARY 3, 2020
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